UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2019
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-794-8889
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [   ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
As reported below in Item 5.07 the stockholders of Halozyme Therapeutics, Inc. (the “Company”) approved an amendment to the Company's Certificate of Incorporation to increase the Company's authorized number of shares of common stock from 200,000,000 shares to 300,000,000 shares (the “Charter Amendment”). The Company's Board of Directors approved the Charter Amendment on February 13, 2019, subject to approval by the Company's stockholders.
An Amended and Restated Certificate of Incorporation, reflecting the Charter Amendment, was filed with the Secretary of State of the State of Delaware on May 2, 2019, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A summary of the Charter Amendment was included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2019.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2019, the Company held its Annual Meeting of Stockholders. Of the 145,300,534 shares of the Company's common stock outstanding as of the record date, 125,783,100 shares were represented at the annual meeting.
The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2019. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Election of three Class III directors to hold office for a three-year term expiring at the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Names	Votes For	Withheld	Broker Non-Votes
Jeffrey W. Henderson	101,090,907	1,310,664	23,381,529
Connie L. Matsui	100,720,626	1,680,945	23,381,529
Helen I. Torley	101,785,053	616,518	23,381,529
Each of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.
Proposal 2: The advisory vote on the compensation of the Company's named executive officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
92,074,144	10,263,491	63,936	23,381,529
The foregoing proposal was approved.
Proposal 3: The vote on a proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
125,054,022	657,474	71,604	—
The foregoing proposal was approved.
Proposal 4: The vote to approve an amendment to the Company’s Certificate of Incorporation to increase its authorized number of shares of common stock from 200,000,000 to 300,000,000 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
111,437,037	14,088,195	257,868	—
The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Halozyme Therapeutics, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 3, 2019	By:	/s/ Harry J. Leonhardt, Esq.

	Name:	Harry J. Leonhardt, Esq.
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary